LOAN AGREEMENT

                                 by and between

               JACKSON NATIONAL LIFE INSURANCE COMPANY, as Lender

                                       and

              MARKER INTERNATIONAL, a Utah corporation, as Borrower













                             Date: As of May 1, 1997

                                 LOAN AGREEMENT

         This Loan Agreement is made as of this lst day of May, 1997, by and between MARKER INTERNATIONAL, a Utah corporation ("Borrower"), and JACKSON NATIONAL LIFE INSURANCE COMPANY ("Lender").

                                    RECITALS

         A. Borrower is a Utah corporation which has its principal place of business at 2305 South 1070 West, West Valley City, Utah. Borrower is the owner of certain real estate located in West Valley City, Utah, consisting of approximately 3.2 acres, and legally described in Exhibit A hereto (the "Land"), which is improved with a six story building/office/manufacturing/distribution facility containing 56,608 gross square feet and adjacent parking that will park 165 vehicles, with construction consisting of load bearing walls with supportive steel frame, decorative block and tempered glass exterior, and landscaping (collectively the "Improvements").

         B. Borrower has applied to Lender for a loan (the "Loan") in the maximum amount of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000.00) and Lender has agreed to make the Loan on the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. DEFINED TERMS. The following terms as used herein shall have the following meanings:

         Affiliated Party: (i) if Borrower or any Affiliated Party is a general or limited partnership, the general partners thereof; (ii) if Borrower or any Affiliated Party is a joint venture, its joint venture partners; (iii) if Borrower is a corporation, any person or entity controlling Borrower;

         Agreement: This Loan Agreement, as originally executed or as may be hereafter supplemented or amended from time to time in writing.

         Application: The application to PPM Finance, Inc. for the Loan dated December 9, 1996 and accepted January 21, 1997.

         Appraisal: An appraisal prepared by a member of a national appraisal organization that has adopted the Uniform Standards of Professional Appraisal Practice (USPAP) established by the Appraisal Standards Board of the Appraisal Foundation. The appraiser shall use assumptions and limiting conditions established by Lender, and the appraisal shall be in conformity with Lender's appraisal guidelines and the requirements of the Application.

         Building Laws: All federal, state and local laws, regulations, ordinances and requirements applicable to the development and operation of the Project, including without limitation all access, building, zoning, planning, subdivision, fire, traffic, safety, health, labor, discrimination, environmental, air quality, wetlands, shoreline, and flood plain laws, regulations and ordinances, including, without limitation, all applicable requirements of the Fair Housing Act of 1988 (as amended), the Americans with Disabilities Act of 1990, and all orders or decrees of any court adopted or enacted with respect thereto applicable to the Project.

         Commitment: The commitment to make the Loan issued by PPM Finance, Inc. on behalf of Lender, dated January 21, 1997, including the terms contained in the Application.

         Default: Any event which, if it were to continue uncured, would, with notice or lapse of time or both, constitute an Event of Default (as such term is defined in Section 7.1 of this Agreement).

         Default Rate: The default interest rate specified in the Note.

         ERISA: Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder from time to time.

         Governmental Approvals: The meaning set forth in Section 4.11 of this Agreement.

         Governmental Authoritv: Any federal, state, county or municipal government, or political subdivision thereof, any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, or any court, administrative tribunal, or public utility.

         Improvements: The meaning set forth in Recital A.

         Indemnity Agreement: The indemnity agreement described in Section 2.2 of this Agreement, as originally executed or as may be hereafter supplemented or amended from time to time in writing.

         include or including: Including but not limited to.

         Indemnitors: [None]

         Internal Revenue Code: The Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder from time to time.

         knowledge:   When used to modify a representation  or warranty,  actual knowledge or such knowledge as a reasonable person under the circumstances should have after diligent inquiry and investigation.

          Land: The land legally described in Exhibit A hereto.

         Laws: Collectively, all federal, state and local laws, statutes, codes, ordinances orders, rules and regulations, including judicial opinions or precedential authority in the applicable jurisdiction.

         Loan Documents: This Agreement, the documents and instruments listed in
Section 2.2 of this Agreement, and all the documents given to Lender from time to time to secure the Loan.

         Loan Maturity: The Maturity Date (as defined in the Note).

         Loan Opening Date: The date of the disbursement of the Loan.

         Mortgage: The mortgage, deed of trust, security deed, deed to secure debt or similar instrument described in Section 2.2 of this Agreement, as originally executed or as may be hereafter supplemented or amended from time to time in writing.

         Note: The mortgage note described in Section 2.2 of this Agreement, as originally executed or as may be hereafter supplemented or amended from time to time in writing.

         Permitted Exceptions: Those matters listed in Exhibit B hereto to which the interest of Borrower in the Real Property may be subject and any such other title exceptions or objections, if any, as Lender, or its counsel, may approve in advance in writing.

         Proiect or Property: The Land together with all buildings, structures and other improvements located or to be located thereon and all rights, privileges, easements, hereditaments and appurtenances, "hereunto relating or appertaining, including parking for at least 165 vehicles, but in any event parking in compliance with any applicable zoning ordinance and tenant leases, and all personal property, fixtures and equipment required or used (or to be used) for the operation thereof.

         Real Property: That portion of the Project constituting real property.

         Title Insurer: First American Title Company of Utah, or such other title insurance company licensed in the State of Utah, as may be approved by Lender in connection with the Loan.

         Defined terms may be used in the singular or the plural. When used in the singular preceded by "a", "an", or "any", such term shall be taken to indicate one or more members of the relevant class When used in the plural, such term shall be taken to indicate all members of the relevant class.

2. TERMS OF LOAN AND DOCUMENTS.

         2.1. Agreement to Borrow and Lend. Subject to all of the terms, provisions and conditions set forth in this Agreement, Lender agrees to make and Borrower agrees to accept the Loan described in the Recitals of this Agreement. Borrower agrees to pay all indebtedness evidenced and secured by the Loan Documents in accordance with the terms thereof.

         2.2. Loan Documents. In consideration of Lender's entry into this Agreement and Lender's agreement to make the Loan, Borrower agrees that it will, in sufficient time for review by Lender and its counsel prior to the Loan Opening Date, execute and deliver or cause to be executed and delivered to Lender the following documents and instruments in form and substance acceptable to Lender:

          (a) A promissory note ("Note") from Borrower payable to the order of Lender in the original principal amount of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000.00);

          (b) A deed of trust, security agreement, and financing statement ("Mortgage") on Borrower's fee simple estate in the Project securing the Note, subject only to the Permitted Exceptions;

          (c) An assignment to Lender of all rents and all leases, licenses, concessions and other similar agreements relating to or connected with the Project which shall be a present first priority absolute assignment of all present and future leases of all or any part of the Project, all guarantees and all rents and other sums payable thereunder;

          (d) A security agreement granting Lender a security interest in all personal property, tangible and intangible, owned or hereafter acquired by Borrower including bank accounts, accounts receivable, all impound or reserve accounts required in the Loan Documents, and other intangible property, which agreement may be combined with the Mortgage;

          (e) Uniform Commercial Code financing statements, in duplicate, executed by Borrower as debtor with respect to all of the personal property;

          (f) An assignment to Lender of all of Borrower's right, title and interest in and to all agreements and other documents relating to the ownership, development, operation, construction, or use of the Project, including any management agreements, contracts, leases, licenses, warranties and guaranties relating to the Project, together with consents thereto by any third parties to such agreements as Lender may require thereof;

          (g) An indemnity agreement with respect to certain matters including environmental covenants (the "Environmental Indemnity");

          (h) A subordination agreement between Lender, Borrower and the tenant of the Property;

          (I) Any other documents required by the Commitment; and

          (j) Such other papers and documents as may be required by this Agreement or as Lender may reasonably require.

          2.3. Terms of the Loan. The Loan will bear interest for the period and at the rate set forth in the Note. The unpaid principal balance, all accrued and unpaid interest and all other sums due and payable under the Note or other Loan Documents, if not sooner paid, shall be paid in full at Loan Maturity.

          2.4. Prepayments. Borrower shall have no right to make prepayments of the Loan in whole or in part except in accordance with the terms of the Note.

          2.5. Conditions to Disbursement. Borrower agrees to perform and satisfy all conditions precedent to the disbursement of the Loan set forth in the Application, including those set forth in sections 2.4 (Third Party Reports) and 3 (The Closing) thereof.

          2.6. Sources and Uses. Borrower shall use the proceeds of the Loan solely for the purposes set forth in Exhibit C.

3. BORROWER'S COVENANTS. Borrower further covenants and agrees with lender as follows:

          3.1. Escrow Deposits.

          (a) Borrower shall deposit monthly with Lender a sum equal to one twelfth (1/12) of the amount estimated by Lender to be required to pay, at least thirty (30) days prior to their respective due dates, annual taxes, assessments, and insurance premiums for the Project (the "Escrow Account"). Lender shall not pay interest on or segregate the Escrow Account unless required to do so under applicable law. If Lender is required to segregate the Escrow Account, Borrower shall execute such documents as Lender, in its sole discretion, deems necessary to perfect its security interest in the Escrow Account. On the Loan Opening Date, Borrower shall make an initial deposit with Lender of a sum equal to one-twelfth (l/12) of the estimated yearly property taxes and assessments plus a sum equal to one-twelfth (1/12) of the annual insurance premiums, multiplied by the number of months elapsed in the respective billing periods. For example, if taxes are paid every six (6) months (in June and December) and the Loan Opening Date occurs in March, the initial real estate tax impound would be four-twelfths (4/12) of the estimated yearly property tax.

          (b) The Escrow Account is hereby pledged as additional security for the Loan and shall be held to be irrevocably applied for the purposes for which made hereunder and shall not be subject to the direction or control of Borrower; provided, however, that neither Lender nor any depositary holding such funds shall be liable for any failure to apply to the payment of taxes and assessments or insurance premiums any amount so deposited unless (i) Borrower shall have requested Lender or said depositary in writing to make application of such funds to the payment of the particular taxes or assessments or the payment of the particular insurance premiums as the case may be, accompanied by the bills for such taxes and assessments or insurance premiums, (ii) there shall exist no Default or Event of Default hereunder or under any of the Loan Documents, (iii) there are sufficient funds in the Escrow Account to pay the particular taxes, assessments or insurance premiums and (iv) following payment of such taxes, assessments or insurance premiums, the Escrow Account will be "in balance" in the reasonable opinion of Lender.

          3.2. Payment of Taxes. Borrower shall pay all special assessments and all real estate taxes, assessments and charges of every kind upon the Project before the same become delinquent; provided, however, that Borrower shall have the right to pay any such tax under protest or to otherwise contest any such tax, assessment or charge but only if (i) such contest has the effect of preventing the collection of such taxes so contested and also prevent the sale or forfeiture of the Project or any part thereof or any interest therein, (ii) Borrower has notified Lender in writing in advance of its intent to contest such taxes, and (iii) Borrower has deposited security in form and amount satisfactory to Lender, in its sole judgment, and increases the amount of such security so deposited promptly after Lender's request therefor. If Borrower fails to commence such contest or, having commenced to contest the same, and having deposited such security required by Lender for its full amount, shall thereafter fail to prosecute such contest in good faith or with due diligence, or, upon adverse conclusion of any such contest, shall fail to pay such tax, assessment or charge, Lender may at its election (but shall not be required to), pay and discharge any such tax, assessment or charge, and any interest or penalty thereon, and any amounts so expended by Lender shall be deemed to constitute disbursements of the Loan proceeds hereunder (even if the total amount of disbursements would exceed the face amount of the Note). Lender in making any payment hereby authorized relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof.

          3.3. Maintenance of Insurance.

          (a) Insurance Coverage Requirements: Borrower shall maintain the following insurance coverages, all in forms, with companies and in amounts satisfactory to Lender:

                   i. All risk/open perils special form property insurance must be in force with limits of 100% replacement cost. Borrower agrees to furnish upon Lender's request evidence of replacement costs, without cost to Lender, such as are regularly and ordinarily made by insurance companies to determine such replacement cost. If a coinsurance clause is in effect, an agreed amount endorsement is required. Blanket policies must include limits by property location. The coverage shall insure the Real Property and all tangible personal property.

                   ii. Broad form boiler and machinery coverage, including a form of business income, must be in force if any such item is located on or about the Real Property.

                  iii. If available, flood insurance must be in force if the Real Property is located in a special flood hazard area according to the most current flood insurance rate map issued by the Federal Emergency Management Agency. The coverage shall include the Real Property and the tangible personal property.

                  iv. A form of business income coverage must be in force in the amount of 80% of one year's business income from the Property. Blanket policies must include limits by property location.

                  v. Comprehensive/general liability coverage must be in force with a $3,000,000 combined single limit per occurrence with a minimum aggregate limit of $5,000,000. Umbrella/excess liability insurance may be used to satisfy this requirement. Liquor liability coverage must be in force if applicable law may impose liability on those selling, serving, or giving alcoholic beverages to others and if such beverages will be sold, served or given on the Real Property.

                  vi. Such additional coverages appropriate to the property type and site location as Lender may require. Additional coverages may include earthquake, mine subsidence, sinkhole, personal property, supplemental liability, or coverages of other property-specific risks.

          (b) Insurance Procedures:

                  i. How Lender Should Be Named. On all property policies and coverages (including coverage against loss of business income), Lender must be named as "first mortgagee" under a standard mortgage clause. On all liability policies and coverages, Lender must be named as an "additional insured." Lender should be referred to verbatim as follows: Jackson National Life Insurance Company and its successors, assigns and affiliates, as their interest may appear; c/o PPM Finance, Inc., 225 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606.

                  ii. Rating. The insurance carrier must be rated A, Class VIII, or better by Best's Rating Service, without regard to its parent's or any reinsurer's rating.

                  iii. Deductible. The maximum deductible on all coverages and policies is $25,000.

                  iv. Notices. Changes and Renewals. All policies must require the insurance carrier to give Lender a minimum of thirty (30) days notice in the event of modification, cancellation or non-renewal. Any vacancy, change of title, tenant occupancy or use, physical damage, additional improvements or other factors affecting any insurance contract must be reported to the Lender immediately. Borrower must provide Lender with a paid insurance agent's receipt for all current coverages unless such bills are paid by Lender from proceeds on deposit in the Escrow Account established pursuant to Section 3.1 An original or certified copy of each policy is required at Loan Opening and upon renewal. If no such copy is available, Lender will accept a binder for a period not to exceed 90 days. All binders, certificates of insurance, and original or certified copies of policies must name Borrower as a named insured, or as an additional insured, must include the complete and accurate property address and must bear the original signature of the issuing insurance agent.

                  v. No Other Insurance. Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Lender is included thereon under a standard, noncontributory Lender clause acceptable to Lender. Borrower shall immediately notify Lender whenever any such separate insurance is taken out and shall promptly deliver to Lender the original policy or policies of such insurance.

          (c) Lender's Right to Obtain Insurance: Notwithstanding this Section 3.3, in the event of Borrower's Default under this Agreement or a default under any of the Loan Documents, Lender shall have the right (but not the obligation) to place and maintain insurance required to be placed and maintained by Borrower hereunder, and use funds on deposit in the Escrow Account for the payment of insurance to pay for same. Any additional amounts expended therefor shall constitute additional disbursements of Loan proceeds (even if the total amount of disbursements would exceed the face amount of the Note).

          3.4. Mechanics' Liens and Contest Thereof. Borrower will not suffer or permit any mechanics' lien claims to be filed or otherwise asserted against the Project and will promptly discharge the same if any claims for lien or any proceedings for the enforcement thereof are filed or commenced; provided, however, that Borrower shall have the right to contest in good faith and with due diligence the validity of any such lien or claim upon furnishing to the Title Insurer such security or indemnity as it may require to induce the Title Insurer to insure against all such claims, liens or proceedings; and provided further that Lender will not be required to make any further disbursements of the Loan proceeds unless (x) any mechanics' lien claims shown by any title insurance commitments or interim binders or certifications have been released or insured against by the Title Insurer or (y) Borrower shall have provided Lender with such other security with respect to such claim as may be acceptable to Lender, in its sole discretion.

          3.5. Settlement of Mechanics' Lien Claims. If Borrower shall fail promptly to discharge any mechanics' lien claim filed or otherwise asserted or to contest any such claims and give security or indemnity in the manner provided in Section 3.4 hereof, or, having commenced to contest the same, and having given such security or indemnity, shall thereafter fail to prosecute such contest in good faith or with due diligence, or fail to maintain such indemnity or security so required by the Title Insurer for its full amount, or, upon adverse conclusion of any such contest, shall fail to cause any judgment or decree to be satisfied and lien to be promptly released, then, and in any such event, Lender may, at its election (but shall not be required to) (i) procure the release and discharge of any such claim and any judgment or decree thereon, without inquiring into or investigating the amount, validity or enforceability of such lien or claim and (ii) effect any settlement or compromise of the same, or may furnish such security or indemnity to the Title insurer, and any amounts so expended by Lender, including premiums paid or security furnished in connection with the issuance of any surety company bonds, shall be deemed to constitute disbursements of the Loan proceeds hereunder (even if the total amount of disbursements would exceed the face amount of the Note).

          3.6. Maintenance. Repair and Restoration of Improvements. Borrower shall (i) promptly repair, restore or rebuild any improvements which may become damaged or be destroyed; and (ii) keep the Improvements in good condition and repair, without waste.

          3.7. Leases and Lease Reports. (i) Borrower shall not enter into, modify, amend, waive any material provision of, terminate or cancel any leases of space in the Project without the prior written consent of Lender and all lessees shall be required at Lender's election to execute estoppel certificates and subordination, non-disturbance and attornment agreements in form and substance satisfactory to Lender; and (ii) within fifteen (15) days following the end of each month, Borrower shall deliver to Lender a report showing the status of the leasing of space in the Project certified by Borrower. Such report shall include information on the amount of space covered by any letters of intent, leases out for execution, and fully executed leases; the rental under each lease agreement or proposed lease agreement; the term of each lease agreement; and a summary of any terms which vary from the standard form of lease previously approved by Lender.

          3.8. Compliance With Laws. Borrower shall promptly comply with all applicable Laws of any Governmental Authority having jurisdiction over Borrower or the Project, and shall take all actions necessary to bring the Project into compliance with all applicable Laws, including without limitation all Building Laws (whether now existing or hereafter enacted).

          3.9. Alterations. Without the prior written consent of Lender, Borrower shall not make any material alterations to the Project (other than completion of tenant world required in accordance with leases entered into in accordance with the terms of this Agreement).

          3.10. Personal Property. (i) All of Borrower's personal property, fixtures, furnishings, furniture, attachments and equipment located on or used in connection with the Project, shall always be located at the Project and shall also be kept free and clear of all chattel mortgages, conditional vendors liens and all other liens, encumbrances and security interests of any kind whatever,
(ii) Borrower will be the absolute owner of said personal property, fixtures, attachments and equipment, and (iii) Borrower shall, from time to time, furnish Lender with evidence of such ownership satisfactory to Lender, including searches of applicable public records.

          3.11. Prohibition Against Cash Distributions and Application of Cash Flow.

Borrower shall first apply all cash flow from the Project to pay Project expenses, including amounts due to Lender pursuant to the Loan Documents. No cash flow from the Project shall be distributed to any partners of Borrower or applied to the payment of any obligations, debts or expenses not related to the Project if an Event of Default has occurred or if there is a reasonable likelihood that such money will be necessary for the operation of the Project or the payment of principal and interest due in connection with the Loan Borrower shall not make any loans to any party without the prior written consent of Lender.

          3.12. Inspection by. Borrower will cooperate (and will cause the managing agent to cooperate) with Lender in arranging for inspections of the Project from time to time by Lender and its agents and representatives.

          3.13. Furnishing Information. Borrower shall deliver or cause to be delivered to Lender annual (and at any time requested by Lender in its sole discretion, quarterly) financial statements for Borrower and annual financial statements for Indemnitor as soon as available and in all events no later than one hundred twenty (120) days after the close of each fiscal year for annual statements and thirty (30) days after the close of each quarter for quarterly statements. The annual and quarterly statements shall be certified as true and correct by an authorized financial officer of Borrower or Indemnitor, as the case may be. If a Default has occurred or Lender reasonably believes that previously provided financial statements are inaccurate, the annual statements shall be audited by certified public accountants acceptable to Lender. If Borrower has leased any portion of the Project, Borrower shall also furnish a current rent roll for the Project at the time it delivers its financial statements. Additionally, Borrower will:

                   i. promptly supply Lender with such information concerning their respective affairs and property relating to the development and operation of the Project as Lender may hereafter request from time to time;

                   ii. at any time during regular business hours permit Lender or any of its agents or representatives to have access to and examine all of its books and records regarding the development and operation of the Project;

                   iii. permit Lender to copy and make abstracts from any and all of such books and records;

                   iv. immediately notify Lender if Borrower receives any actual notice, action or lien notice or otherwise becomes aware that the Project violates or is alleged to violate any Building Law, or of a condition or situation on the Property which will constitute violation of a Building Law (whether now existing or hereafter enacted). The notice to Lender shall describe with particularity the Building Law violation and the Borrower's plan to promptly correct the violation; and

                   v. provide any information requested by Lender at any time with respect to the "Sims (R)" lawsuit; and

                   vi. promptly furnish to Lender other information concerning the Borrower as is reasonably requested from time to time by Lender.

         3.14. Documents of Further Assurance. Borrower shall, from time to time, upon Lender's request, execute, deliver, record and furnish such documents as Lender may reasonably deem necessary or desirable to (i) perfect and maintain perfected as valid liens upon the Project, the liens granted by Borrower to Lender under the Mortgage and the collateral assignments and other security interests under the other Loan Documents as contemplated by this Agreement, (ii) correct any errors of a typographical nature or inconsistencies which may be contained in any of the Loan Documents, and (iii) consummate fully the transaction contemplated under this Agreement.

         3. 15. Furnishing Reports. Borrower shall provide Lender promptly after receipt with copies of all inspections, reports, test results and other information received by Borrower from time to time from its employees, agents, representatives, architects and engineers, which in any way relate to the Project, or any part thereof.

         3.16. Operation of Project and Zoning. As long as any portion of the Loan remains outstanding, the Project shall be operated in a first class manner as a commercial office building and manufacturing and distribution facility. Borrower shall fully and faithfully perform all of its covenants, agreements and obligations under each of the leases of space in the Project. Borrower shall not initiate or acquiesce in a zoning variation or reclassification without Lender's consent.

         3.17. Management Agents' and Brokers' Contracts. Borrower shall not enter into, modify, amend, waive any material provision of, terminate or cancel any management contracts for the Project or agreements with agents or brokers, without the prior written approval of Lender.

         3.18. Furnishing Notices.  Borrower  shall  deliver to Lender copies of
all  material   notices  received  or  given  by  Borrower  (or  its  agents  or representatives) in connection with the Project.

         3.19. Indemnification. Borrower shall indemnify, defend and hold Lender, and its officers, directors, employees, shareholders, advisers, and agents (collectively, "Indemnified Parties") harmless from and against all claims, injury, damage, loss, costs (including attorneys' fees and costs) and liability of any and every kind incurred by Indemnified Parties by reason of (i) the operation or maintenance of the Project or any construction at the Project;
(ii) the payment of any brokerage commissions or fees of any kind with respect to the Commitment or the Loan, and for any legal fees or expenses incurred by Lender in connection with any claims for such commissions or fees; (iii) any other action or inaction by, or matter which is the responsibility of, Borrower; and (iv) the breach of any representation or warranty or failure to fulfill any of Borrower's obligations under this Agreement or any other Loan Document. The foregoing indemnity shall include the cost of all alterations, repairs and replacements to the Project (including without limitation architectural, engineering, legal and accounting costs), all fines, fees and penalties, and all legal and other expenses (including attorneys' fees), incurred in connection with the Project being in violation of the Building Laws and for the cost of collection of the sums due under this indemnity, whether or not Borrower is in possession of the Property. If Lender shall become the owner of or acquire an interest in or rights to the Project by foreclosure or deed in lieu of foreclosure of the deed of trust securing payment of the Loan, or by other means, the foregoing indemnification obligation shall survive such foreclosure or deed in lieu of foreclosure or other acquisition of the Project

         3.20. Partnership Agreement. Without the prior written consent of Lender, Borrower shall not permit or suffer any amendment or modification of its partnership agreement, and shall not permit or suffer the admission of any new partner, except as permitted pursuant to Section 6.3.

         3.21. Lost Note. Borrower shall, if the Note is mutilated, destroyed, lost, or stolen, promptly deliver to Lender, in substitution therefor, a new promissory note containing the same terms and conditions as the Note with a notation thereon of the unpaid principal accrued and unpaid interest.

         3.22. Publicity. During the term of the Loan, Lender may issue or publish releases or announcements stating that the financing for the Project is being provided by Lender to Borrower, and Borrower hereby consents thereto.

         3.23. [Intentionally left blank]

         3.24. Lender's Attornevs' Fees and Expenses. If at any time hereafter prior to repayment of the Loan in full, Lender employs counsel for advice or other representation (whether or not any suit has been or shall be filed and whether or not other legal proceedings have been or shall be instituted and, if such suit is filed or legal proceedings instituted, through all administrative, trial, and appellate levels) with respect to the Loan, the Project or any part thereof, this Agreement or any of the Loan Documents, including any proposed or actual restructuring of the Loan, or to protect, collect, lease, sell, take possession of, or liquidate any of the Project, or to attempt to enforce any security interest or lien on any of the Project, or to enforce any rights of Lender or any of Borrower's obligations hereunder or those of any other person, firm or corporation which may be obligated to Lender by virtue of this Agreement or any other agreement, instrument or document heretofore or hereafter delivered to Lender by or for the benefit of Borrower, or to analyze and respond to any request for consent or approval made by Borrower, then, in any such event, all of the attomeys' fees and expenses arising from such services, and all expenses, costs and charges relating thereto, shall be paid by Borrower on demand and if Borrower fails to pay such fees, costs and expenses payment thereof by Lender shall be deemed to constitute disbursement of the Loan proceeds hereunder (even if the total amount of disbursements would exceed the face amount of the Note) and shall constitute additional indebtedness of Borrower to Lender, payable on demand and secured by the Mortgage and other Loan Documents.

         3.25. Loan Expenses. Borrower agrees to pay all expenses of the Loan, including all amounts payable pursuant to Section 3.26 of this Agreement, and also including all recording charges, title insurance charges, costs of surveys, costs for certified copies of instruments, escrow charges, fees, expenses and charges of architectural/engineering consultants of Lender, fees and expenses (including word processing and photocopying expenses) of Lender's attorneys, and all costs and expenses incurred by Lender in connection with the determination of whether Borrower has performed the obligations undertaken by Borrower under this Agreement or has satisfied any conditions precedent to the obligations of Lender under this Agreement. All such expenses, charges, costs and fees shall be the Borrower's obligation regardless of whether the Loan is disbursed in whole or in part unless such failure to disburse is due to Lender's wrongful failure to disburse hereunder. Any and all advances or payments made by Lender under this Agreement from time to time, or for fees of architectural and engineering consultants and attorneys' fees and expenses, if any, and all other Loan expenses shall, as and when advanced or incurred by Lender, constitute additional indebtedness evidenced by the Note and secured by the Mortgage and the other Loan Documents to the same extent and effect as if the terms and provisions of this Agreement were set forth therein, whether or not the aggregate of such indebtedness shall exceed the aggregate face amount of the Note.

          3.26. Loan Fees. Borrower agrees to pay the loan fees ("Loan Fees") as are set forth in the Commitment, subject to the terms and conditions set forth therein. Borrower shall pay all Loan Fees at the times set forth in the Commitment and shall pay all expenses incurred by Lender at the Loan Opening Date and on demand at such subsequent times as Lender may determine. Lender may require the payment of such fees and expenses as a condition to the disbursement of the Loan.

4. REPRESENTATIONS AND WARRANTIES. To induce Lender to execute this agreement and perform the obligations of Lender hereunder, Borrower hereby represents and warrants to lender as follows:

         4.1. Title. On the Loan Opening Date and thereafter, Borrower will have good and marketable fee simple title to the Real Property, subject only to the Permitted Exceptions.

         4.2. No Litigation. Except for claims fully covered by insurance, where the insurance company is defending such claims and such defense is not being provided under a reservation of rights, and except as disclosed in writing to Lender prior to the date hereof, there is no pending litigation or unsatisfied judgment entered of record against the Borrower or Project. No litigation or proceedings are pending, or to Borrower's knowledge are threatened, against any Affiliated Party (i) which might affect the validity or priority of the lien of the Mortgage, (ii) which might affect the ability of Borrower or any Indemnitor to perform their respective obligations pursuant to and as contemplated by the terms and provisions of this Agreement and the other Loan Documents, or (iii) which could materially affect the operations or financial condition of the Project, the Borrower, or any Affiliated Party.

         4.3. Due Authorization. The execution and delivery of the Loan Documents and all other documents executed or delivered by or on behalf of Borrower and pertaining to the Loan have been duly authorized or approved by Borrower and, when executed and delivered by Borrower or when caused to be executed and delivered on behalf of Borrower, will constitute the legal, valid and binding obligations of the obliger thereon, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights, and the payment or performance thereof will be subject to no offsets, claims or defenses of any kind or nature whatsoever.

         4.4. Breach of Laws or Agreements. The execution, delivery and performance of this Agreement and the other Loan Documents have not constituted (and will not, upon the giving of notice or lapse of time or both, constitute) a breach or default under any other agreement to which Borrower or any Indemnitor is a party or may be bound or affected, or a violation of any Law which may affect the Project, any part thereof, any interest therein, or the use thereof.

         4.5. Leases. Borrower and its agents have not entered into any leases or other arrangements for occupancy of space within the Project except for a lease with DNR USA, Inc., a Delaware corporation, as shown on the most recent rent roll furnished to Lender (the "Rent Roll") or entered into in accordance with the requirements of this Agreement. All leases disclosed on the Rent Roll are in full force and effect and to Borrower's knowledge, there are no existing defaults thereunder other than as disclosed in writing to Lender.

         4.6. Condemnation.  (i)No  condemnation  of any portion of the Project,
(ii)no  condemnation  or  relocation of any roadways  abutting the Project,  and
(iii) no denial of access to the Project from any point of access to the Project, has commenced or, to Borrower's knowledge, is contemplated by any Governmental Authority.

         4.7. Condition of Improvements. To the best of Borrower's knowledge, the foundations and structure of the Improvements are structurally sound and the various mechanical systems have adequate capacities and are in good working condition. The Improvements were built in substantial compliance with applicable plans and specifications furnished to the Lender's engineering consultant, and the Improvements are in full compliance with all applicable Building Laws. Certificates of occupancy with respect to the Improvements, and any other certificates which may be required to evidence compliance with building codes and permits and approval for full occupancy of the Improvements and all installations therein have been issued by all appropriate authorities. Borrower has no knowledge of required capital expenditures or deferred maintenance other than those that would be normally expected for a building of similar age and type. No notice of violation of any Building Law has been received.

         4.8. Information Correct. All financial statements furnished to Lender by Borrower or any Affiliated Party fairly present the financial condition of such persons or entities and were prepared in accordance with a method of preparation approved by Lender, consistently applied, and all other information previously furnished by Borrower or any Affiliated Party to Lender in connection with the Loan are true, complete and correct in all respects except as otherwise disclosed to Lender in writing and do not fail to state any material fact necessary to make the statements made not misleading. Neither Borrower nor Inderunitor has misstated or failed to disclose to Lender any material fact relating to: (i) the condition, use or operation of the Project, (ii) the status or any material condition of any tenant or lease at the Project known to it,
(iii) the Borrower, (iv) any Indemnitor; or (v) the litigation disclosure provided by Borrower and each Indemnitor, except as disclosed in writing to Lender prior to the date hereof.

         4.9. Material Adverse Change. No material adverse change in the operations or financial condition of Borrower has occurred since the respective effective dates of their financial statements previously submitted to Lender, and no material adverse change in the condition (physical or otherwise) of the Project has occurred since the date of the Application.

         4 10. Solvency. Neither Borrower, any general partner of Borrower nor any Indemnitor is (a) currently insolvent on a balance sheet basis, or (b) currently unable to pay its debts as they come due; and no bankruptcy or receivership proceedings are contemplated or pending as to any of them.

          4.11. Zoning. The use of the Project (including contemplated accessory uses) does not violate (i) any Law (including subdivision, zoning, building, environmental protection and wetlands protection Laws), or (ii) any restrictions of record, or any agreement affecting the Project or any part thereof. Without limiting the generality of the foregoing, all consents, licenses and permits and all other authorizations or approvals (collectively, "Governmental Approvals") relating to the operation of the Project have been complied with.

          4.12. Utilities. The Project has adequate water, gas and electrical supply, storm and sanitary sewerage facilities, other required public utilities, fire and police protection, and means of appropriate access between the Project and public highways.

          4.13. Brokerage Fees. No brokerage fees or commissions are payable by or to any person in connection with this Agreement or the Loan to be disbursed hereunder other than fees payable to Bonneville Mortgage Company, which fees shall be paid by Borrower.

          4.14. Encroachments. No building or other improvement in the Project encroaches upon any building line, setback line, side yard line, or any recorded or visible easement (or other easement of which Borrower has knowledge of with respect to the Project).

          4.15. Separate Parcel. The Project is taxed separately without regard to any other property and for all purposes the Project may be mortgaged, conveyed, and otherwise dealt with as an independent parcel.

          4.16. ERISA. The assets of Borrower are not "plan assets" of any employee benefit plan covered by ERISA or Section 4975 of the Internal Revenue Code. The transactions contemplated by this Loan Agreement by or with Borrower are not in violation of state statutes regulating investments of and fiduciary obligations with respect to "governmental plans, "as defined in Section 3(32) of ERISA.

          4. 17. No Default. No Default or Event of Default has occurred and is continuing.

          4.18. Trade Name; Principal Place of Business. Borrower uses no trade name other than its actual name set forth herein. The principal place of business of Borrower is as stated on page 1 hereof.

          4. 19. FIRPTA. Borrower is not a "foreign person" within the meaning of Sections 1445 or 7701 of the Internal Revenue Code.

          4.20. RICO. Borrower has not been charged with nor, to its knowledge, is it under investigation for, possible violations of the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Continuing Criminal Enterprise Act ("CCE"), the Controlled Substance Act of 1978, or similar laws providing for the possible forfeiture of any of its respective assets or properties.

         4.21. No Casualty. No part of the Project has been damaged by fire or other casualty except as disclosed in writing to Lender.

         4.22. Truth of Recitals. All statements set forth in the Recitals are true and correct.

5. CASUALTY AND CONDEMNATION.

          5.1. Lender's Election to Apply Insurance and Condemnation Proceeds to Indebtedness. In the event of any loss or damage to any portion of the Project due to fire or other casualty, Lender shall have the right, but not the obligation, to settle insurance claims for more than $50,000.00 and if Lender elects not to settle such claim then Borrower shall settle such claim and such settlement shall be subject to Lender's prior written approval. Borrower shall have the right to settle claims for less than such amount, provided that Lender shall have the right to settle any claim that Borrower has not settled on or before one hundred twenty (120) days after the date of such loss. If (i) no Default exists hereunder at the time of such casualty or condemnation and at the time such proceeds would be disbursed; (ii) no payment default has occurred during the preceding twelve months; (iii) the Loan-to-value ratio of the Project on completion of the restoration will be 75% or less, as determined by an Appraisal obtained in the manner described in Section 2.4.1 of the Application (unless the amount of proceeds is less than 3% of the original Loan amount);
(iv) the proceeds received by Lender, together with any additional funds deposited with Lender by Borrower, are sufficient, in Lender's discretion, either to restore the Project to its condition before the casualty or to remedy the condemnation; (v) a loss of no more than 5% of the commercial tenant rental income will occur as a result of the casualty or condemnation; and (vi) Borrower complies with all conditions set forth in Section 5.2 of this Agreement, the Borrower shall be entitled to use the insurance or condemnation proceeds to rebuild the Project or to remedy the effect of the condemnation, as the case may be. The Appraisal required pursuant to the foregoing provision shall be at Borrower's expense and Lender may require that Borrower deposit $10,000 with Lender as security for the expense or may pay the appraiser from the insurance proceeds at its sole discretion. In all other cases, Lender shall have the right (but not the obligation) to collect, retain and apply to the indebtedness of Borrower under this Agreement all insurance proceeds (after deduction of all expense of collection and settlement, including attorneys' and adjusters' fees and expenses, but without any prepayment premium), and if such proceeds are insufficient to pay such amount in full, to declare the balance remaining unpaid on the Note and Mortgage to be due and payable forthwith and to avail itself of any of the remedies afforded thereby as in the case of any default beyond applicable cure periods thereunder. Any proceeds remaining after application to the indebtedness of Borrower under this Agreement shall be paid by Lender to Borrower or the party then entitled thereto.

          5.2. Borrower's Obligation to Rebuild and Use of Proceeds Therefor. If Lender does not elect to or is not entitled to apply fire or casualty insurance proceeds to the indebtedness, as provided under Section 5.1 of this Agreement, Lender shall have the right (but not the obligation) to settle, collect and retain such proceeds, and after deduction of all expenses of collection and settlement, including attorneys' and adjusters' fees and expenses, to release the same to Borrower periodically provided that Borrower shall:

               (a) Expeditiously repair and restore all damage to the portion of the Project in question resulting from such fire or other casualty, including completion of the Construction if such fire or other casualty shall have occurred prior to completion, so that the Project will be completed in accordance with the Plans and Specifications; and

               (b) If the proceeds of fire or casualty insurance (and the undisbursed available Loan proceeds for Construction) are, in Lender's sole judgment, insufficient to complete the repair and restoration of the buildings, structures and other improvements constituting the Project, then Borrower shall promptly deposit with Lender the amount of such deficiency.

         Any request by Borrower for a disbursement by Lender of fire or casualty insurance proceeds and funds deposited by Borrower pursuant to this
Section 5.2 and the  disbursement  thereof shall be conditioned  upon Borrower's compliance with and satisfaction of the same conditions precedent as would be applicable in connection with construction loans made by institutional lenders for projects similar to the Project, including approval of plans and specifications submittal of evidence of completion, updated title insurance, lien waivers, and other customary safeguards.

6. ASSIGNMENTS.

         6.1. Lender's Right to Assign. Lender shall have the right to assign, transfer, sell, negotiate, pledge or otherwise hypothecate this Agreement and any of its rights and security hereunder, including the Note, Mortgage, and any other Loan Documents. Borrower hereby agrees that all of the rights and remedies of Lender in connection with the interest so assigned shall be enforceable against Borrower by such assignee with the same force and effect and to the same extent as the same would have been enforceable by Lender but for such assignment. Borrower agrees that Lender shall have the right to sell participations in the Loan or to include the Note in a securitized pool of indebtedness without the consent of Borrower.

         6.2. Prohibition of Assignments by Borrower. Borrower shall not assign or attempt to assign its rights under this Agreement. Borrower will not suffer or permit any of its interest or rights in the Project to be assigned, sold, pledged, encumbered, transferred, hypothecated or otherwise disposed of until the provisions of this Agreement have been fully complied with and the Loan and all other sums evidenced by the Note and/or secured by the Mortgage and other Loan Documents, have been repaid in full.

         6.3. Prohibition of Transfers of Interests in Borrower. No party directly or indirectly owning an interest in Borrower shall suffer or permit any of such interest to be assigned, sold, pledged, encumbered, transferred, hypothecated or otherwise disposed of without Lender's written consent (which Lender may withhold in its sole discretion) until the provisions of this Agreement have been fully complied with and the Loan and all other sums evidenced by the Note and/or secured by the Mortgage and other Loan Documents have been repaid in full. Borrower shall pay Lender's out-of-pocket expenses incurred in connection with the review of any transfer for which Borrower requests consent pursuant to Section 6.2 or this Section 6.3. In the event that Lender consents to any such transfer, assignment, sale, encumbrance or other disposal, Borrower shall pay to Lender a transfer fee in the amount of one percent (1%) of the outstanding balance of the Loan.

         6.4. Successors and Assigns. Subject to the foregoing restrictions on transfer and assignment contained in this Article 6. this Agreement shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and assigns.

7. EVENTS OF DEFAULT.

         7.1. The occurrence of any one or more of the following shall constitute an "Event of Default," as such term is used herein:

               (a) If Borrower fails to pay principal or interest under the Note when due;

               (b) If Borrower defaults in the performance of any of its other covenants, agreements and obligations under this Agreement involving the payment of money;

               (c) If Borrower defaults in the performance of any of its non-monetary covenants, agreements and obligations under this Agreement and fails to cure such default within thirty (30) days after written notice thereof from Lender provided, however, that if such default is reasonably susceptible of cure, but cannot be cured within such thirty (30) day period, then so long as Borrower promptly commences cure and thereafter diligently pursues such cure to completion, the cure period shall be extended for an additional thirty
          (30) days, within which Borrower may complete such cure;

               (d) If at any time or times hereafter any representation or warranty (including the representations and warranties of Borrower set forth in any Loan Document), statement, report or certificate furnished to Lender in connection with the Loan is not true and correct in any material respect;

               (e) If any petition is filed by or against Borrower or any Affiliated Party under the Federal Bankruptcy Code or any similar state or federal Law, whether now or hereafter existing (and, in the case of involuntary proceedings, failure to cause the same to be vacated, stayed or set aside within sixty (60) days after filing);

               (f)   If   any   assignment,   pledge,   encumbrance,   transfer,
          hypothecation or other disposition is made in violation of Section 6.2 or, Section 6.3 of this Agreement;

               (g) If Borrower or any general partner of Borrower shall fail to pay any debt owed by it or is in default under any agreement with Lender or any other party and such failure or default continues after any applicable grace period specified in the instrument or agreement relating thereto; or

               (h) If a default occurs under any of the Loan Documents and continues beyond the applicable grace period, if any, contained therein.

8. REMEDIES.

          8.1. Remedies Conferred Upon Lender. Upon the occurrence of any Event of Default, Lender shall, have the right (but not the obligation) to pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that all such remedies shall be cumulative and that no such remedy shall be to the exclusion of any other:

               (a) Declare the Note to be immediately due and payable;

               (b) Use and apply any monies deposited by Borrower with Lender, including amounts in the Escrow Account, regardless of the purpose for which the same was deposited, to cure any such default or to apply on account of any indebtedness under this Agreement which is due and owing to Lender; and

               (c) Exercise or pursue any other right or remedy permitted under this Agreement or any of the Loan Documents or conferred upon Lender by operation of Law.

          8.2. Non-Waiver of Remedies. No waiver of any breach or default hereunder shall constitute or be construed as a waiver by Lender of any subsequent breach or default or of any breach or default of any other provision of this Agreement.

          8.3. Cash Collateral Account. Upon the occurrence of an Event of Default, Borrower shall deposit all revenues from the operation of the Project into an account held by and pledged to Lender ("Cash Collateral Account"). Lender shall not pay interest on any amounts held on deposit in the Cash Collateral Account, unless required to do so under applicable law. Borrower shall execute such documents as Lender, in its sole discretion, deems necessary to perfect its interest in the Cash Collateral Account.

9. GENERAL PROVISIONS.

          9.1. Captions. The captions and headings of various Articles and Sections of this Agreement and Exhibits pertaining hereto are for convenience only and are not to be considered as defining or limiting in any way, the scope or intent of the provisions hereof.

          9.2. Merger. This Agreement, the Application, the Commitment and the Loan Documents and instruments delivered in connection herewith, as may be amended from time to time in writing, constitute the entire agreement of the parties with respect to the Project and the Loan, and all prior discussions, negotiations and document drafts are merged herein and therein. If there are any inconsistencies between the Commitment and this Agreement or the Loan Document, the terms contained in this Agreement and the other Loan Documents shall prevail. Neither Lender nor any employee of Lender has made or is authorized to make any representation or agreement upon which Borrower may rely unless such matter is made for the benefit of Borrower and is in writing signed by an authorized officer of Lender. Borrower agrees that it has not and will not rely on any custom or practice of Lender, or on any course of dealing with Lender, in connection with the Loan unless such matters are set forth in this Agreement or the Loan Documents or in an instrument made for the benefit of Borrower and in a writing signed by an authorized of fleer of Lender.

          9.3. Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing, addressed as follows and shall be deemed to have been properly given if hand delivered, if sent by reputable overnight courier (effective the business day following delivery to such courier) or if mailed (effective two business days after mailing) by United States registered or certified mail, postage prepaid, return receipt requested:

  If to Borrower:                      Marker International
                                       2305 South 1070 West
                                       West Valley City, Utah 84119
                                       Attn: President

  If to Lender:                        Jackson National Life Insurance Company
                                       c/o PPM Finance, Inc.
                                       225 West Wacker Drive, Suite 1200
                                       Chicago, Illinois 60606
                                       Attn: Lillian Meyersburg

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice. Notices given in any other fashion shall be deemed effective only upon receipt.

         9.4. Modification: Waiver. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is sought.

         9.5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS (AS OPPOSED TO THE LAWS OF
CONFLICTS) OF THE STATE OF UTAH.

         9.6. Acquiescence Not to Constitute Waiver of Lender's Requirements. Each and every covenant and condition for the benefit of Lender contained in this Agreement may be waived by Lender.

9.7. Disclaimer by Lender.

               (a) This Agreement is made for the sole benefit of Borrower and Lender (and Lender's successors and assigns and participants, if any), and no other person or persons shall have any benefits, rights or remedies under or by reason of this Agreement, or by reason of any actions taken by Lender pursuant to this Agreement. Lender shall not be liable for any debts or claims accruing in favor of any third parties against Borrower or others or against the Project. Borrower is not and shall not be an agent of Lender for any purposes. Except as expressly set forth in the Loan Documents, Lender is not and shall not be an agent of Borrower for any purposes. Lender, by making the Loan or taking any action pursuant to any of the Loan Documents, shall not be deemed a partner or a joint venturer with Borrower or fiduciary of Borrower.

               (b) Any review, investigation or inspection conducted by Lender, any architectural or engineering consultants retained by Lender or any agent or representative of Lender in order to verify independently Borrower's satisfaction of any conditions precedent to the disbursement of the Loan, Borrower's performance of any of the covenants, agreements and obligations of Borrower under this Agreement, or the truth of any representations and warranties made by Borrower hereunder (regardless of whether or not the party conducting such review, investigation or inspection should have discovered that any of such conditions precedent were not satisfied or that any such covenants, agreements or obligations were not performed or that any such representations or warranties were not true), shall not affect (or constitute a waiver by Lender of) (i) any of Borrower's representations and warranties under this Agreement or Lender's reliance thereon, or (ii) Lender's reliance upon any certifications required under this Agreement or any other facts, information or reports furnished Lender by Borrower hereunder.

               (c) By accepting or approving anything required to be observed, performed, fulfilled or given to Lender pursuant to the Loan Documents, including any certificate, statement of profit and loss or other financial statement, survey, appraisal, lease or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by Lender.

          9.8. Right of Lender to Make Advances to Cure Borrower's Defaults. If Borrower shall fail to perform in a timely fashion any of Borrower's covenants, agreements or obligations contained in this Agreement or the Loan Documents, Lender may (but shall not be required to) perform any of such covenants, agreements and obligations. Any funds advanced by Lender in the exercise of its judgment that the same are needed to protect its security for the Loan are deemed to be obligatory advances hereunder and any amounts expended (whether by disbursement of undisbursed Loan proceeds or otherwise) by Lender in so doing, shall constitute additional indebtedness evidenced and secured by the Note, the Mortgage and the other Loan Documents.

          9.9. Definitions Include Amendments. Definitions contained in this Agreement which identify documents, including the Loan Documents, shall be deemed to include all amendments and supplements to such documents from the date hereof, and all future amendments and supplements thereto entered into from time to time to satisfy the requirements of this Agreement or otherwise with the consent of the Lender. Reference to this Agreement contained in any of the foregoing documents shall be deemed to include all amendments and supplements to this Agreement

          9.10. Time Is of the Essence. Time is hereby declared to be of the essence of this Agreement and of every part hereof.

          9.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          9.12. Waiver of Consequential Damages. In no event shall Lender be liable to Borrower for consequential damages, whatever the nature of a breach by Lender of its obligations under this Loan Agreement, or any of the Loan Documents, and Borrower for itself and all Affiliated hereby waives all claims for consequential damages.

          9.13. Claims Against Lender. Lender shall not be in default under this Agreement, or under any other Loan Documents, unless a written notice specifically setting forth the claim of Borrower shall have been given to Lender within 30 days after Borrower first had knowledge of, or reasonably should have had knowledge of, the occurrence of the event which Borrower alleges gave rise to such claim and Lender does not remedy or cure the default, if any there be, promptly thereafter. If it is determined in any proceedings that Lender has improperly failed to grant its consent or approval, where such consent or approval is required by this Loan Agreement or any other Loan Documents, Borrower's sole remedy shall be to obtain declaratory relief determining such withholding to have been improper, and for itself and all Affiliated Parties Borrower hereby waives all claims for damages or set-off against Lender resulting from any withholding of consent or approval by Lender.

          9.14. Jurisdiction and Venue. With respect to any suit, action or proceedings relating to this agreement, the Project, or any of the Loan Documents ("Proceedings") each party irrevocably (i) submits to the non-exclusive jurisdiction of (A) the state and federal courts located in the State where the Project is located, (B) the federal court for the Northern District of Illinois and (C) the Circuit Court of Cook County and (ii) waives any objection which it may have at any time to the laying of venue of any proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such party. Nothing in this agreement shall preclude either party from bringing Proceedings in any other jurisdiction nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

          9.15. Severability. The parties hereto intend and believe that each provision in this Agreement comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Agreement is found by a court of law to be in violation of any applicable local, state, or federal law, statute, ordinance, administrative or judicial decision, or public policy, and if such courts declare such portion, provision, or provisions of this Agreement to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision, or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, and that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void, or unenforceable portion, provision, or provisions were not contained therein, and that the rights, obligations, and interests of Borrower and Lender under the remainder of this Agreement shall continue in full force and effect.

          9.16. Incorporation of Recitals. The Recitals set forth herein and the Exhibits attached hereto are incorporated herein and expressly made a part hereof.

          9.17. WAIVER OF JURY TRIAL. BORROWER AND LENDER EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the day and year first set forth above.

                                    BORROWER

                                    MARKER INTERNATIONAL, a Utah corporation


                                    By: /s/ Brad L. Stewart
                                    Its: Executive Vice President/ COO

                                   LENDER:

                                   JACKSON NATIONAL LIFE INSURANCE COMPANY
                                   By: PPM Finance, Inc. Its authorized agent



                                   By: /s/ David M. Zachar
                                   Its:
                                   David M. Zachar, Senior Vice President

                                    EXHIBIT A
                                LEGAL DESCRIPTION

A parcel of land located in the Northwest quarter of Section 23, Township 1 South, Range 1 West, Salt Lake Base and Meridian, being more particularly described as follows:

BEGINNING at a point on the East line of 1070 West Street (a private roadway), said point being South 0(degree)02'35" West 1460.82 feet along the quarter Section line and East 4222.64 feet from the North quarter corner of Section 22, Township 1 South, Range 1 West, Salt Lake Base and Meridian, and running thence East 464.86 feet to the West right-of-way line of the Jordan River, thence South 41(degree)54'55" East 469.88 feet along the West right-of-way line of the Jordan River to the North line of 2320 South Street; thence South 89(degree)55'00" West
771.74  feet  along the North line of 2320 South  Street;  thence  Northwesterly
20.26 feet along the arc of a 28.00 foot radius curve to the right, (center bears North 48(degree)32'35" East and long chord bears North 20(degree)43'43" West 19.82 feet, with a central angle of 41(degree)27'25") along the North line of 2320 South Street, to the East line of 1070 West Street; thence North 332.24 feet along the East line of 1070 West Street to the point of beginning.

                                    EXHIBIT B
                              PERMITTED EXCEPTIONS

 1.       Taxes for the year 1997 now a lien, not yet due.

 2. Said property is included within the boundaries of Granger-Hunter Improvement District, for the purpose of supplying water and sewage facilities to said District.

 3. Said property is included within the incorporated city limits of West Valley City, a municipal corporation of the State of Utah, and is subject to any special assessments for improvements or services as may be therein provided.

 4. An easement granted to Utah Power & Light Company, for the erection and continued maintenance of electric transmission, distribution, telephone and telegraph circuits, including steel and/or wood structures, and the necessary appurtenances, together with rights of ingress and egress; in the document recorded January 13, 1959 as Entry No. 1631353 in Book 1577 at page 179 of Official Records; affecting a strip of land, fifty (50) feet in width, being more particularly described as:

               Beginning at a point on the North line of a road known as Main Street in the Western Pacific Addition, which point is 3543 feet North and 1617 feet East, more or less, from the Southwest corner of Section 23, Township 1 South, Range 1 West, Salt Lake Base and Meridian; thence North 0(degree)28' East 181.4 feet; thence North 47(degree)25' East 893.6 feet to the West bank of the Jordan River; thence North 05(degree)40'40" 13.6 feet along said West bank to the North boundary line of Grantor's land; thence West
               134.4 feet along the North boundary line; thence South 47(degree)25' West 842.8 feet, being parallel to and 100 feet perpendicularly distant Northwesterly from the above described Southeasterly boundary line; thence North 66(degree)03'30" West
               42.2 feet; thence South 23(degree)56'30" West 10 feet; thence South 66(degree)03'30" East 42.2 feet; thence South 0(degree)28' West 220.2 feet, being parallel to and 100 feet perpendicularly distant Westerly from the above described Easterly boundary lie to the North boundary line of said road; thence East 100 feet along said North boundary line to the point of beginning.

Said easement was modified by the terms and conditions contained within that certain Agreement dated July 29, 1996 and recorded July 30, 1996 as Entry No. 6417100 in Book 7454 at page 742 of Official Records; by and between Utah Power & Light Company, now known as PacifiCorp, an Oregon Corporation and Marker International, Inc., a Utah corporation. Said Agreement also discloses that a certain building and other improvements have been constructed within the easement granted to Utah Power & Light Company.

  5. The limitations, covenants, restrictions, conditions, reservations, exceptions, easements, terms and liens contained in the Declaration of Easements, Covenants and Restrictions (Metro Business Park - Phase II), recorded November 12, 1986 as Entry No. 4347986 in

Book 5839 at pages 682 through 713 of Official Records, which provided, among other things, that a violation thereof shall not defeat or render invalid the lien of any mortgage or deed of trust made in good faith and for value.

First Amendment to Declaration of Easements, Covenants and Restrictions recorded February 17, 1988 as Entry No. 4586959 in Book 6004 at page 1759 of Official Records.

Second Amendment to Declaration of Easements, Covenants and Restrictions recorded February 11, 1992 as Entry No. 5196953 in Book 6409 et page 1023 of Official Records.

Third Amendment to Declaration of Easements, Covenants and Restrictions recorded July 27, 1993 as Entry No.5562935 in Book 6716 at page 1770 of Official Records.

Fourth Amendment to Declaration of Easements, Covenants and Restrictions recorded September 23, 1994 as Entry No. 5928513 in Book 7024 at page 1476 of Official Records.

Fifth Amendment to Declaration of Easements, Covenants and Restrictions recorded January 25, 1996 as Entry No. 6417101 in Book 7454 at page 754 of Official Records.

                                    EXHIBIT C
                            SOURCES AND USES OF FUNDS

SOURCES:

  PPM Finance, Inc. Loan                                       2,250,000.00

USES:

  Payoffexisting loan with First Security Bank               ($2,250,000.00)
  Closing costs                                                 ($50,000.00)
  TOTAL USES                                                 ($2,300,000.00)
  Amount by which USES exceeds SOURCES                          ($50,000.00)